UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2008

Bare Escentuals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33048	20-1062857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

71 Stevenson Street, 22nd Floor, San Francisco, CA	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 489-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 3, 2008, Bare Escentuals, Inc. (the “Company”) announced that Michael Dadario, 49, has been appointed to the newly created position of President of Retail.  Prior to joining the Company, Mr. Dadario was Senior Vice President, Retail at Williams-Sonoma, Inc. from September 2004 until June 2008. From September 2002 to September 2004, Mr. Dadario was an executive vice president at J. Crew Group, Inc. From January 2001 to September 2002, Mr. Dadario was a partner at Sense Consulting, a private retail consulting practice. Prior to that, Mr. Dadario spent nearly twenty years at Gap, Inc. with increasing levels of responsibility, and ultimately served as Executive Vice President Banana Republic Stores and Operations.

The terms of the Company’s offer letter with Mr. Dadario provide for an annual base salary of $400,000, an initial hiring bonus of $120,000 and a car allowance. Mr. Dadario is also eligible to participate in the Company’s annual bonus plan with an annual bonus target equal to 60% of his base salary, which for 2008, will be guaranteed up to at least 60% of his base salary. Mr. Dadario will receive a grant of 50,000 shares of restricted common stock, which shares will vest in equal annual installments over four years. Mr. Dadario will also receive one year of base salary severance pay should the Company terminate his employment for any reason other than cause.

A complete copy of the Employment Offer Letter to Michael Dadario is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the terms of the Employment Offer Letter is qualified in its entirety by reference to such exhibit. A copy of the form of restricted stock agreement is also filed herewith as Exhibit 10.2.  On June 3, 2008, the Company issued a press release announcing these matters, which press release is filed herewith as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Offer Letter to Michael Dadario dated May 18, 2008
10.2	Form of Restricted Stock Agreement
99.1	Press Release dated June 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARE ESCENTUALS, INC.

By:	/s/ Myles B. McCormick
Name:	Myles B. McCormick
Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer

Date: June 5, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Offer Letter to Michael Dadario dated May 18, 2008
10.2	Form of Restricted Stock Agreement
99.1	Press Release dated June 3, 2008